ISI
                     INTERNATIONAL STRATEGY AND INVESTMENT



                                      ISI

                                 NORTH AMERICAN

                                GOVERNMENT BOND

                                  FUND SHARES

                     (A Class of North American Government
                                Bond Fund, Inc.)



                             [NORTH AMERICAN Logo]


                                 ANNUAL REPORT

                                 March 31, 1997

                            ISI
                      North American
                Government Bond Fund Shares
--------------------------------------------------------------
Directors and Officers

Edward S. Hyman                   R. Alan Medaugh
Chairman                          President

Richard T. Hale                   Gary V. Fearnow
Vice Chairman                     Vice President

James J. Cunnane                  Nancy Lazar
Director                          Vice President

John F. Kroeger                   Edward J. Veilleux
Director                          Vice President

Louis E. Levy                     Scott J. Liotta
Director                          Vice President and Secretary

Eugene J. McDonald                Carrie L. Butler
Director                          Vice President

Rebecca W. Rimel                  Joseph A. Finelli
Director                          Treasurer

                                  Laurie D. Collidge
                                  Assistant Secretary

Investment Objective

An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio
consisting  of  fixed-income   securities  issued  or guaranteed by the
governments of the United States, Canada and Mexico.

Investment Advisor

ISI Inc.
717 Fifth Avenue
New York, NY 10022
(800) 955-7175

Shareholder Servicing Agent

Investment Company Capital Corp.
P.O. Box 419426
Kansas City, MO 64141-6426

Distributor

Armata Financial Corp.
P.O. Box 515
Baltimore, MD 21203

ISI Mutual Funds
717 Fifth Avenue
New York, NY 10022
(800) 955-7175

Investment Advisor's Report

     We are pleased to report on the progress of your Fund for the fiscal year ended March 31, 1997.

     The Fund's objective is to seek a high level of current income consistent with prudent investment risk by investing in government fixed-income securities of the U.S., Canada and Mexico. We believe that by investing in all three North American markets, the Fund can generate a higher total return over the long term than is possible from a portfolio containing only U.S. Treasury securities.

     The Fund's total return for the fiscal year ended March 31, 1997 was 7.90%. The performance of the Mexican and Canadian sections improved the Fund's overall results. For example, the Lehman Brothers Emerging Americas Index:
Mexico Section had a total return of 18.74% and the Lehman Brothers Canadian Bond Index had a total return of 11.12%, both in U.S. dollars, compared to the Lehman Brothers Intermediate U.S. Treasury Index's total return of 4.65%. This is the second year in which the Fund's Mexican and Canadian investments have positively impacted the Fund's overall performance. Since inception, the Fund has generated a cumulative return of 17.37%. Please see the chart below for a detailed performance comparison.


                            Performance Comparisons*
                       For the year ended March 31, 1997

North American Government Bond Fund                      7.90%
Lehman Brothers Intermediate Treasury Index              4.65%
Lehman Brothers Emerging Americas Index:
   Mexico Section                                       18.74%


*These figures assume the reinvestment of dividends and capital gains distributions but exclude the impact of any sales charge. If the sales charge were reflected, the performance quoted would be lower. The unmanaged indices listed above are widely recognized as indicators of performance in their respective sectors. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

Portfolio Management

     Our investment approach is to actively manage the portfolio, adjusting the Fund's average maturity and percentage weighting across the U.S., Canada and Mexico as we anticipate changes in the market. The following table illustrates the structure of the portfolio in these two critical areas over the past year.

                         Portfolio Mix
                       (% of Investments)

                        1996                  1997
           -------------------------------    ----
           3/31     6/30     9/30    12/31    3/31
           ----     ----     ----    -----    ----
U.S.       74.3%    69.9%    68.1%   78.3%    76.2%
Canada     12.2     14.1     14.6    10.5     11.0
Mexico     13.5     16.0     17.3    11.2     12.8


                        Portfolio Maturity
                            (In Years)

                         1996                  1997
            -------------------------------    ----
            3/31    6/30     9/30     12/31    3/31
            ----    ----     ----     -----    ----
U.S.*       12.2    11.9     12.5     13.0     11.7
Canada      22.2    22.6     22.4     27.1     26.9
Mexico       0.3     0.3      0.2      0.2      0.1
  Average   11.3    10.9     12.4     13.5     11.7
---------------------------------------------------
*Including reserves.

Review of Fiscal 1997

     U.S. rates rose early in the fiscal year, so we increased the average maturity of the U.S. section to take advantage of the high yields. In late 1996, as the U.S. economy again experienced strong growth, U.S. rates began to climb. For capital preservation, we reduced the maturity of the U.S. section, lowering it from 13.0 years in December 1996 to 11.7 years in March 1997.

     Canadian bonds substantially outperformed U.S. issues through September, but then as Canadian yields moved below U.S. yields, the Canadian dollar came under pressure. As a

Investment Advisor's Report (concluded)

result, we moved funds from Canadian issues to U.S. issues, reducing the Canadian portfolio from 14.6% to 10.5% between September 1996 and December 1996.

     Mexican rates (represented by 91-day Cetes) decreased during the fiscal year from 39.9% in March 1996 to 21.3% in March 1997. Inflation declined, but not as rapidly as rates, and money growth picked up. The peso was supported by an influx of foreign direct investment. Because of upcoming elections and fast money growth, we reduced the Mexican section from 17.3% in September 1996 to 12.8% in March 1997.

     Please see our more detailed economic review for North America that follows this letter.

Outlook for Fiscal 1998

     At the end of fiscal 1997, the Fund was weighted toward the U.S., but within the U.S. section we held reserves. We think that long-term Treasury rates over 7%, accompanied by low inflation, will begin to curtail U.S. growth. As we see the economy slowing through our proprietary weekly company surveys, we will be reinvesting these reserves. By the fall we expect to see the economy slow and long-term rates move back toward 6%. Lower U.S. rates in the second half of fiscal 1998 should help the Fund's performance. The U.S. dollar is likely to be stable, which also sets a good backdrop for Canadian and Mexican investments.

     Both Canada and Mexico face national elections this fiscal year. The election in Mexico is scheduled for July 6. Canadian Prime Minister Chretien has called for an early election on June 2 because his Liberal party is well ahead in the opinion polls. We expect the election process will provide a buying opportunity in both bond markets. In Canada this opportunity is likely to occur before the vote, while in Mexico it is likely to come after the vote.

     Overall, the markets this fiscal year are likely to provide the Fund with good total return opportunities.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,


/s/ R. Alan Medaugh
-------------------
R. Alan Medaugh
President

April 28, 1997

Outlook for North America


Review of U.S.

     The U.S. economy has just put together two very strong quarters, resulting in the fastest growth performance since mid-1994. As a result, the Federal Reserve Board raised short-term rates by 25 basis points (0.25%), and Chairman Greenspan is on record saying that the Federal Reserve could take further action if growth remains strong. Treasury bond rates have moved above 7%, while inflation as measured by the GDP Deflator hovers around 2%. The Federal Reserve is likely to take one more rate step at its May meeting, raising short-term rates another 25 basis points. We expect that the combination of higher short-term and long-term rates will slow growth from a fast 4% pace in the first quarter of 1997 to below 2% by the fourth quarter of 1997. In the second half of fiscal year 1998, we expect rates to begin trending lower in reaction to slowing growth. It is also likely that the Federal Reserve will begin lowering rates as it sees a return to slow, steady growth.

     We will be using our proprietary weekly company survey results (see chart top right), the pace of unemployment claims, the direction of industrial commodity prices and money growth to gauge when the economy has begun to slow. When this occurs, we would begin recommitting our reserves to take advantage of the capital gains opportunity from declining rates.


ISI COMPANY SURVEYS OVERALL AVERAGE
Retailers, Auto Dealers, Manufacturing Companies,
Homebuilders, Banks
0=Weak  100=Strong  4 Wk. Avg.  April 11:51.2


                  [Graph appears here--see plot points below]

                                       Level     4 Wk. Avg.
                      -------------------------------------
                        1/7/94          57.0         NA
                       1/14/94          60.0         NA
                       1/21/94          43.5         NA
                       1/28/94          48.4        52.2
                        2/4/94          51.0        50.7
                       2/11/94          43.8        46.7
                       2/18/94          53.5        49.2
                       2/25/94          55.9        51.0
                        3/4/94          49.2        50.6
                       3/11/94          51.6        52.5
                       3/18/94          52.2        52.2
                       3/25/94          50.9        51.0
                        4/1/94          52.7        51.9
                        4/8/94          53.2        52.3
                       4/15/94          52.1        52.2
                       4/22/94          53.3        52.8
                       4/29/94          55.2        53.4
                        5/6/94          51.5        53.0
                       5/13/94          51.8        52.9
                       5/20/94          53.7        53.0
                       5/27/94          55.9        53.2
                        6/3/94          52.8        53.5
                       6/10/94          55.0        54.3
                       6/17/94          53.6        54.3
                       6/24/94          55.5        54.2
                        7/1/94          55.1        54.8
                        7/8/94          54.7        54.7
                       7/15/94          52.9        54.5
                       7/22/94          57.3        55.0
                       7/29/94          56.6        55.4
                        8/5/94          56.7        55.9
                       8/12/94          55.3        56.5
                       8/19/94          56.1        56.2
                       8/26/94          55.9        56.0
                        9/2/94          56.8        56.0
                        9/9/94          61.3        57.5
                       9/16/94          51.4        56.4
                       9/23/94          50.3        54.9
                       9/30/94          50.6        53.4
                       10/7/94          57.3        52.4
                      10/14/94          54.9        53.3
                      10/21/94          55.9        54.7
                      10/28/94          59.6        56.9
                       11/4/94          50.0        55.1
                      11/11/94          56.7        55.5
                      11/18/94          56.2        55.6
                      11/25/94          53.8        54.2
                       12/2/94          52.6        54.8
                       12/9/94          53.0        53.9
                      12/16/94          53.8        53.3
                      12/23/94          54.2        53.4
                      12/30/94          59.7        55.1
                        1/6/95          62.8        57.6
                       1/13/95          54.6        57.8
                       1/20/95          56.0        58.3
                       1/27/95          52.6        56.5
                        2/3/95          50.0        53.3
                       2/10/95          51.6        52.6
                       2/17/95          53.4        51.9
                       2/24/95          56.4        52.8
                        3/3/95          53.1        53.6
                       3/10/95          52.0        53.7
                       3/17/95          54.5        54.0
                       3/24/95          55.6        53.8
                       3/31/95          53.2        53.8
                        4/7/95          56.1        54.9
                       4/14/95          51.3        54.1
                       4/21/95          52.4        53.3
                       4/28/95          49.5        52.3
                        5/5/95          48.1        50.3
                       5/12/95          48.7        49.6
                       5/19/95          51.7        49.5
                       5/26/95          54.0        50.6
                        6/2/95          55.0        52.3
                        6/9/95          53.9        53.6
                       6/16/95          50.9        53.5
                       6/23/95          52.4        53.1
                       6/30/95          51.5        52.2
                        7/7/95          53.5        52.1
                       7/14/95          52.3        52.4
                       7/21/95          52.2        52.4
                       7/28/95          56.0        53.5
                        8/4/95          53.8        53.6
                       8/11/95          53.5        53.9
                       8/18/95          52.4        53.9
                       8/25/95          51.5        52.8
                        9/1/95          53.1        52.6
                        9/8/95          54.7        52.9
                       9/15/95          53.7        53.2
                       9/22/95          53.8        53.8
                       9/29/95          50.8        53.3
                       10/6/95          48.0        51.6
                      10/13/95          44.4        49.3
                      10/20/95          46.0        47.3
                      10/27/95          42.8        45.3
                       11/3/95          44.2        44.4
                      11/10/95          48.0        45.3
                      11/17/95          49.7        46.2
                      11/24/95          49.9        48.0
                       12/1/95          42.8        47.6
                       12/8/95          42.0        46.1
                      12/15/95          40.7        43.9
                      12/22/95          40.2        41.4
                      12/29/95          45.5        42.1
                        1/5/96          47.1        43.4
                       1/12/96          45.1        44.5
                       1/19/96          42.7        45.1
                       1/26/96          47.7        45.6
                        2/2/96          47.5        45.7
                        2/9/96          45.7        45.9
                       2/16/96          52.6        48.4
                       2/23/96          53.6        49.9
                        3/1/96          53.2        51.3
                        3/8/96          54.0        53.3
                       3/15/96          48.8        52.4
                       3/22/96          47.5        50.9
                       3/29/96          49.9        50.1
                        4/5/96          51.3        49.4
                       4/12/96          47.3        49.0
                       4/19/96          47.3        49.0
                       4/26/96          52.0        49.5
                        5/3/96          51.5        49.5
                       5/10/96          53.1        51.0
                       5/17/96          49.0        51.4
                       5/24/96          52.2        51.4
                       5/31/96          50.6        51.2
                        6/7/96          52.6        51.1
                       6/14/96          49.5        51.2
                       6/21/96          47.4        50.0
                       6/28/96          48.8        49.6
                        7/5/96          50.7        49.1
                       7/12/96          45.6        48.1
                       7/19/96          46.6        47.9
                       7/26/96          45.4        47.1
                        8/2/96          46.9        46.1
                        8/9/96          48.0        46.7
                       8/16/96          48.6        47.2
                       8/23/96          49.1        48.2
                       8/30/96          49.0        48.7
                        9/6/96          51.1        49.4
                       9/13/96          47.7        49.2
                       9/20/96          47.6        48.8
                       9/27/96          47.1        48.4
                       10/4/96          49.6        48.0
                      10/11/96          49.0        48.3
                      10/18/96          47.8        48.4
                      10/25/96          48.6        48.8
                       11/1/96          45.7        47.8
                       11/8/96          46.1        47.1
                      11/15/96          46.5        46.7
                      11/22/96          46.5        46.2
                      11/29/96          45.8        46.2
                       12/6/96          45.6        46.1
                      12/13/96          43.9        45.5
                      12/20/96          43.2        44.6
                      12/27/96          46.7        44.9
                        1/3/97          46.3        45.0
                       1/10/97          47.6        45.9
                       1/17/97          46.4        46.7
                       1/24/97          50.0        47.6
                       1/31/97          48.1        48.0
                        2/7/97          52.4        49.2
                       2/14/97          51.6        50.5
                       2/21/97          50.1        50.6
                       2/28/97          49.8        51.0
                        3/7/97          55.0        51.6
                       3/14/97          53.6        52.1
                       3/21/97          52.2        52.7
                       3/28/97          51.0        52.9
                        4/4/97          50.2        51.8
                       4/11/97          51.4        51.2
                       4/18/97          50.1        50.7
                       4/25/97          46.6        49.6
                        5/2/97          48.1        49.1



Source: ISI Inc.


     Slower growth would allow the bond-friendly underlying forces to reassert their market influence. These strong secular forces that are holding down inflation and could bring down rates are:

     (bullet) Global Trade and Competition

     (bullet) Worldwide Conservative Government Budget Policy

     (bullet) Technology and Industrial Innovation

     A downward trend in U.S. rates accompanied by a stable U.S. dollar would be a strong positive background for investing in Canada and Mexico.

Review of Mexico

     The Mexican economy has recovered from the major peso devaluation that caused real GDP to contract at -6.2% in 1995. Real GDP in 1996 bounced back at a 5.1% pace. The Mexican government has targeted at least a 4% real growth rate for 1997 within the context of falling inflation and general financial market stability. The 1994 peso devaluation resulted in an opportunity to expand Mexican exports. Mexican exports and industrial production have responded by surging. Recently, however, exports and industrial production have plateaued (see chart below). The trade surplus at the end of 1996 was down to half the level recorded shortly after the devaluation.


MEXICO INDUSTRIAL PRODUCTION
January: 110.9


                  [Graph appears here--see plot points below]


                             31-Jan-88    82.7
                             29-Feb-88    83.9
                             31-Mar-88    81.7
                             30-Apr-88    82.0
                             31-May-88    81.0
                             30-Jun-88    83.0
                             31-Jul-88    81.1
                             31-Aug-88    84.1
                             30-Sep-88    84.4
                             31-Oct-88    83.9
                             30-Nov-88    86.4
                             31-Dec-88    87.4
                             31-Jan-89    86.8
                             28-Feb-89    87.0
                             31-Mar-89    83.5
                             30-Apr-89    89.2
                             31-May-89    87.6
                             30-Jun-89    88.6
                             31-Jul-89    87.9
                             31-Aug-89    89.2
                             30-Sep-89    87.8
                             31-Oct-89    87.3
                             30-Nov-89    89.4
                             31-Dec-89    87.1
                             31-Jan-90    90.8
                             28-Feb-90    90.7
                             31-Mar-90    92.4
                             30-Apr-90    89.4
                             31-May-90    93.5
                             30-Jun-90    93.6
                             31-Jul-90    94.2
                             31-Aug-90    95.3
                             30-Sep-90    94.0
                             31-Oct-90    96.4
                             30-Nov-90    95.9
                             31-Dec-90    94.7
                             31-Jan-91    97.3
                             28-Feb-91    95.7
                             31-Mar-91    90.9
                             30-Apr-91    99.6
                             31-May-91    97.6
                             30-Jun-91    96.5
                             31-Jul-91    97.7
                             31-Aug-91    97.1
                             30-Sep-91    97.2
                             31-Oct-91    99.6
                             30-Nov-91    99.7
                             31-Dec-91    98.1
                             31-Jan-92    98.7
                             29-Feb-92   100.8
                             31-Mar-92    99.4
                             30-Apr-92    97.5
                             31-May-92   100.3
                             30-Jun-92   100.6
                             31-Jul-92   102.2
                             31-Aug-92    99.7
                             30-Sep-92   102.2
                             31-Oct-92    99.9
                             30-Nov-92    99.8
                             31-Dec-92   102.9
                             31-Jan-93   100.8
                             28-Feb-93   100.9
                             31-Mar-93   102.6
                             30-Apr-93   101.8
                             31-May-93    99.8
                             30-Jun-93   100.3
                             31-Jul-93   100.7
                             31-Aug-93    99.1
                             30-Sep-93   101.3
                             31-Oct-93   100.3
                             30-Nov-93    99.3
                             31-Dec-93   101.0
                             31-Jan-94    99.6
                             28-Feb-94   100.7
                             31-Mar-94   103.1
                             30-Apr-94   106.3
                             31-May-94   105.2
                             30-Jun-94   108.4
                             31-Jul-94   105.8
                             31-Aug-94   107.7
                             30-Sep-94   106.4
                             31-Oct-94   105.8
                             30-Nov-94   105.7
                             31-Dec-94   102.8
                             31-Jan-95   102.1
                             28-Feb-95    98.5
                             31-Mar-95    98.6
                             30-Apr-95    91.8
                             31-May-95    96.0
                             30-Jun-95    94.8
                             31-Jul-95    93.6
                             31-Aug-95    96.3
                             30-Sep-95    95.7
                             31-Oct-95    95.9
                             30-Nov-95    97.8
                             31-Dec-95    99.0
                             31-Jan-96   103.0
                             29-Feb-96   104.2
                             31-Mar-96   102.4
                             30-Apr-96   101.1
                             31-May-96   107.0
                             30-Jun-96   105.9
                             31-Jul-96   109.6
                             31-Aug-96   108.6
                             30-Sep-96   108.3
                             31-Oct-96   111.5
                             30-Nov-96   109.8
                             31-Dec-96   110.3
                             31-Jan-97   110.2
                             28-Feb-97   112.6



Source: ISI Inc.

     Domestic inflation has been reduced from a 1995 high of 52% to 24.5% in March 1997. Rapid money growth may hold back significant inflation progress in 1997. The Monetary Base is expanding at a rapid 31.4% annual rate, up from 7% in mid-1995. The Bank of Mexico has targeted a 15% inflation rate for 1997, but even that may be too high because the U.S. inflation rate is a low 2%. The inflation differential is likely to produce some peso slippage versus the dollar in 1997. So far the currency has been stable, helped by Mexico's successful refinancing of its U.S. Treasury loans and a recent surge in foreign direct investment.

     The July 6 elections will be the first held nationwide since the 1994 Presidential election. All seats in the Lower House and one- third of the Senate are being contested. Also, an election is being held for the first time for Mayor of Mexico City. Until now, this post has been filled by a Presidential appointee. This office has been in the hands of the ruling party, the PRI, for over 50 years. It will be a closely watched and contested race. The left of center PDR is running its 1988 and 1994 candidate for President while the right of center PAN is running a future Presidential hopeful. Polls show this is a very tight three-way race. It is seen as an early indication of the 2000 Presidential election. The election-year pressure on the PRI to keep growth moving and the peso stable might take a toll on the currency after the July elections.

Outlook for North America (concluded)


Review of Canada

     Canada's real GDP growth and industrial production have accelerated somewhat. The degree of slack in the Canadian economy remains large--the 9.3% unemployment rate is considerably higher than the estimated full employment rate. The slack in the Canadian economy should help to contain price pressures, keeping inflation close to the midpoint of the Bank of Canada's 1% to 3% target range. The political picture is one of very successful deficit reduction. Spending has been cut and an economic recovery has boosted government revenue. This has resulted in significant deficit reduction (see chart below).

CANADA BUDGET BALANCE
January: -10729.0


                [Graph appears here--see plot points below]


                                          CANADA
                                          BUDGET
                                          BALANCE
                          ------------------------
                          28-Feb-91       -32,533
                          31-Mar-91       -30,585
                          30-Apr-91       -33,117
                          31-May-91       -34,070
                          30-Jun-91       -36,246
                          31-Jul-91       -37,527
                          31-Aug-91       -38,304
                          30-Sep-91       -37,982
                          31-Oct-91       -38,916
                          30-Nov-91       -38,890
                          31-Dec-91       -38,093
                          31-Jan-92       -38,141
                          29-Feb-92       -36,579
                          31-Mar-92       -33,422
                          30-Apr-92       -32,755
                          31-May-92       -32,779
                          30-Jun-92       -32,936
                          31-Jul-92       -34,083
                          31-Aug-92       -32,971
                          30-Sep-92       -33,988
                          31-Oct-92       -34,428
                          30-Nov-92       -33,696
                          31-Dec-92       -34,557
                          31-Jan-93       -34,695
                          28-Feb-93       -35,529
                          31-Mar-93       -41,028
                          30-Apr-93       -42,959
                          31-May-93       -44,732
                          30-Jun-93       -44,557
                          31-Jul-93       -43,917
                          31-Aug-93       -43,167
                          30-Sep-93       -43,501
                          31-Oct-93       -43,539
                          30-Nov-93       -42,972
                          31-Dec-93       -42,675
                          31-Jan-94       -41,328
                          28-Feb-94       -40,638
                          31-Mar-94       -36,141
                          30-Apr-94       -35,148
                          31-May-94       -34,120
                          30-Jun-94       -33,033
                          31-Jul-94       -32,051
                          31-Aug-94       -31,873
                          30-Sep-94       -31,042
                          31-Oct-94       -30,429
                          30-Nov-94       -31,093
                          31-Dec-94       -29,347
                          31-Jan-95       -29,718
                          28-Feb-95       -29,922


Source: ISI Inc.

     The Liberal government has accomplished deficit reduction without suffering in the public opinion polls. The government has called an early Parliamentary election for June 2. The campaign will most likely present a buying opportunity as the other parties vie for seats by criticizing the Liberals' policies and probably narrow the Liberal lead. We expect the Liberals to be reelected with as sizable a majority as they enjoy now. This would allow for further deficit reduction and the beginning of tax cuts financed by lower interest expense.

     Canadian government yields are now below U.S. rates for maturities up to 10 years. This is an unusual circumstance and is a tribute to Canadian policies. Canada's trade and current account surplus also help the interest rate picture. Canadian interest rates beyond 10 years are still above those in the U.S. The Fund is concentrating on long maturity government bonds where there is an opportunity for further near-term yield spread narrowing that favors Canada. As the picture for U.S. rates brightens later this year, we would expect generally lower Canadian rates in sympathy with a downward trend in the U.S.

     The Canadian currency has weakened somewhat against the U.S. dollar, mostly because Canadian money market rates are well below those in the U.S. The Bank of Canada is sensitive to significant currency deterioration and is likely to support the currency if further weakness develops. It has sizable reserves and can also raise domestic short-term rates to produce currency stability. The Bank has a great deal of policy latitude. We would expect the currency to strengthen versus the U.S. dollar after this summer's elections.

Additional Performance Information


     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 3.0% maximum sales charge.

     While this table is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total returns, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

-------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN*
                                         % Return With
  Periods ended 3/31/97:                Sales Charge(1)
-------------------------------------------------------
  One Year                                   4.67%
-------------------------------------------------------
  Since Inception (1/15/93)                  3.13%



                    CHANGE IN VALUE OF A $10,000 INVESTMENT*

                        January 15, 1993-March 31, 1997


                  [Graph appears here--see plot points below]


                            Lehman Brothers                      Lehman Brothers
     ISI North American      Intermediate       Consumer     Emerging Americas Index:
    Government Bond Fund    Treasury Index     Price Index       Mexico Section
1/93       9,700               10,000             10,000             10,000
3/93       9,911               10,186             10,049             10,322
3/94      10,186               10,425             10,301             11,097
3/95       9,339               10,867             10,596              8,616
3/96      10,550               11,856             10,897             12,589
3/97      11,384               12,408             11,198             14,948

(1)Assumes maximum sales charge of 3.0%.

  *These  figures  assume  the   reinvestment   of  dividends  and  capital
   gains distributions. The indices listed above are unmanaged and are widely recognized as indicators of performance in their respective sectors. The Lehman Brothers Intermediate Treasury Index is a performance indicator of the intermediate-term U.S. Treasury market, the CPI is a general indicator of inflation and the Lehman Brothers Emerging Americas Index: Mexico Section is an indicator of the interest rate structure of Mexican government and private corporate debt. Management is not aware of any single index that is truly representative of the Fund since the Fund's assets are allocated across three different countries and each country's weighting is periodically adjusted to reflect the advisor's outlook on current market conditions. Past performance is not an indicator of future results.

North American Government Bond Fund, Inc.


Statement of Net Assets
March 31, 1997

                                       Interest        Maturity        Principal           Value
Security                                 Rate            Date           Amount+          (Note A)
---------------------------------------------------------------------------------------------------
CANADIAN SECURITIES -- 10.99%
Government of Canada, Deb.              9.750%           6/1/21        C$ 2,000,000     $ 1,837,212
Government of Canada, Deb.              9.000            6/1/25           4,500,000       3,877,078
                                                                                        -----------
   Total Canadian Securities
     (Cost $5,597,185).............................................................       5,714,290
                                                                                        -----------

MEXICAN SECURITIES(1) -- 12.77%
Mexican Treasury Cete                  21.710*          4/30/97       Ps 11,600,740       1,441,732
Mexican Treasury Cete                  21.980*          6/12/97          42,862,310       5,194,859
                                                                                        -----------
   Total Mexican Securities
     (Cost $6,672,976).............................................................       6,636,591
                                                                                        -----------

U.S. TREASURY SECURITIES -- 56.21%
U.S. Treasury Bond                     10.375          11/15/09          $8,000,000       9,562,504
U.S. Treasury Bond                     10.375          11/15/12           4,000,000       4,962,500
U.S. Treasury Bond                      8.750           5/15/17           6,000,000       6,965,628
U.S. Treasury Bond                      7.250           8/15/22           2,000,000       2,003,750
U.S. Treasury Bond                      7.125           2/15/23           5,750,000       5,714,063
                                                                                        -----------
   Total U.S. Treasury Securities
     (Cost $30,731,302)............................................................     $29,208,445
                                                                                        -----------
---------------------------------------------------------------------------------------------------

North American Government Bond Fund, Inc.


Statement of Net Assets (concluded)
March 31, 1997

                                                                       Principal           Value
                                                                        Amount+          (Note A)
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 19.04%
Goldman Sachs & Co., 6.25%
  Dated 3/31/97, to be repurchased on
  4/1/97, collateralized by U.S. Treasury
  Bonds with a market value of $10,092,041.
  (Cost $9,894,000)..............................................       $9,894,000      $ 9,894,000
                                                                                        -----------
Total Investments in Securities -- 99.01%
  (Cost $52,895,463) ** .........................................                        51,453,326
Other Assets in Excess of Liabilities, Net-- 0.99%...............                           512,475
                                                                                        -----------
Net Assets-- 100.00%.............................................                       $51,965,801
                                                                                        ===========
Net Asset Value and Redemption Price Per Share
  ($51,965,801 / 6,271,466 shares outstanding)...................                             $8.29
                                                                                              =====
Offering Price Per Share
  ($8.29 / .970).................................................                             $8.55
                                                                                              =====
---------------------------------------------------------------------------------------------------

(1) Cetes are short-term Mexican government debt securities.
 *  Yields as of March 31, 1997.
**  Also aggregate cost for federal tax purposes.
 + Principal amount is shown in local currency: Canadian dollars (C$), Mexican pesos (Ps) and U.S. dollars ($).
See Notes to Financial Statements.

North American Government Bond Fund, Inc.


Statement of Operations
For the Year Ended March 31, 1997

---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (NOTE A):
     Interest.......................................................................    $ 5,980,207
                                                                                        -----------
EXPENSES:
     Investment advisory fee (Note B)...............................................        233,075
     Distribution fee (Note B)......................................................        233,075
     Administration fee (Note B)....................................................        116,538
     Transfer agent fee.............................................................         71,408
     Accounting fee (Note B)........................................................         55,309
     Custodian fee..................................................................         51,310
     Legal..........................................................................         36,898
     Audit..........................................................................         33,353
     Registration fees..............................................................         32,305
     Printing and postage...........................................................         29,919
     Miscellaneous..................................................................         11,532
     Organizational expense (Note A)................................................         10,497
     Directors' fees................................................................          4,986
     Insurance......................................................................          1,942
                                                                                        -----------
       Total expenses...............................................................        922,147
     Less: Fees waived (Note B).....................................................       (193,796)
                                                                                        -----------
       Net expenses.................................................................        728,351
                                                                                        -----------
     Net investment income..........................................................     5,251,856
                                                                                        -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain on investments...............................................        130,031
     Net realized foreign exchange loss.............................................     (1,327,424)
     Change in net unrealized appreciation or depreciation of investments...........        540,125
     Change in net unrealized appreciation or depreciation on translation
       of assets and liabilities denominated in foreign currencies..................        (3,190)
                                                                                        -----------
     Net loss on investments........................................................       (660,458)
                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................    $ 4,591,398
                                                                                        ===========
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

North American Government Bond Fund, Inc.


Statement of Changes in Net Assets


                                                                     For the Year Ended March 31,
                                                                    ------------------------------
                                                                    1997                   1996
--------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
     Net investment income...................................  $  5,251,856           $  6,142,465
     Net realized loss from security and
       foreign currency transactions.........................    (1,197,393)            (2,882,627)
     Change in unrealized appreciation or depreciation
       of investments and foreign currency translation.......       540,125              4,860,869
     Change in net unrealized appreciation or
       depreciation on translation of assets and
       liabilities denominated in foreign currencies.........        (3,190)                77,092
                                                               ------------           ------------
     Net increase in net assets resulting
       from operations.......................................     4,591,398              8,197,799
                                                               ------------           ------------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income...................................    (1,823,953)                    --
     Return of capital-tax...................................    (3,191,763)            (5,474,647)
                                                               ------------           ------------
     Total distributions.....................................    (5,015,716)            (5,474,647)
                                                               ------------           ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of 695,687 and 762,541
       shares, respectively..................................     5,848,278              6,579,788
     Value of 306,356 and 335,134 shares issued in
       reinvestment of dividends, respectively...............     2,564,081              2,852,645
     Cost of 1,997,507 and 2,056,598 shares
       repurchased, respectively.............................   (16,882,467)           (17,587,616)
                                                               ------------           ------------
     Total decrease in net assets derived from capital
       share transactions....................................    (8,470,108)            (8,155,183)
                                                               ------------           ------------
     Total decrease in net assets............................    (8,894,426)            (5,432,031)

NET ASSETS:
     Beginning of year.......................................    60,860,227             66,292,258
                                                               ------------           ------------
     End of year.............................................  $ 51,965,801           $ 60,860,227
                                                               ============           ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

North American Government Bond Fund, Inc.


Financial Highlights
(For a share outstanding throughout each period)

                                                                                        For the Period
                                                   For the Year Ended March 31,      January 15, 1993(1)
                                               -------------------------------------       through
                                                1997      1996      1995      1994      March 31, 1993
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period..... $  8.37   $  8.06   $  9.53    $ 10.14     $ 10.00
                                              -------   -------   -------    -------     -------
Income from Investment Operations:
  Net investment income......................    0.75      0.81      0.63       0.89        0.10
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    translation..............................   (0.11)     0.22     (1.38)     (0.58)       0.12
                                              -------   -------   -------    -------     -------
  Total from Investment Operations...........    0.64      1.03     (0.75)      0.31        0.22

Less Distributions:
  Dividends from net investment income
    and short-term gains.....................   (0.26)       --     (0.45)     (0.92)      (0.08)
  Return of capital..........................   (0.46)    (0.72)    (0.27)        --          --
                                              -------   -------   -------    -------     -------
  Total distributions........................   (0.72)    (0.72)    (0.72)     (0.92)      (0.08)
                                              -------   -------   -------    -------     -------
  Net asset value at end of period........... $  8.29   $  8.37   $  8.06    $  9.53     $ 10.14
                                              =======   =======   =======    =======     =======
Total Return(2)..............................    7.90%    12.97%    (8.31)%     2.77%       2.18%

Ratios to Average Daily Net Assets:
  Expenses(3)................................    1.25%     1.25%     1.25%      1.25%       1.25%(5)
  Net investment income(4)...................    8.99%     9.49%     7.04%      7.04%       7.62%(5)

Supplemental Data:
  Net assets at end of the period (000)...... $51,966   $60,860   $66,292    $93,622     $40,937
  Portfolio turnover rate....................      46%      125%      104%       219%        104%
---------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.58%, 1.47%, 1.45%, 1.44% and 2.19% (annualized) for the years ended March 31, 1997, 1996, 1995, 1994 and the period ended March 31, 1993, respectively.
(4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 8.66%, 9.27%, 6.84%, 6.85% and 6.68% (annualized) for the years ended March 31, 1997, 1996, 1995, 1994 and the period ended March 31, 1993, respectively.
(5) Annualized.

See Notes to Financial Statements.

Notes to Financial Statements


A. Significant Accounting Policies -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, commenced operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

    The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

    When preparing the Fund's financial statements, management has to make estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

    Security Valuation -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

    Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

    Foreign Currency Translation -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

    Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

    The Fund does not separate its unrealized appreciation or depreciation resulting from foreign exchange rate changes and its unrealized appreciation or depreciation resulting from market price changes.

    Federal Income Tax -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the

    Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

    The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

    The Fund has a $1,031,544 capital loss carryforward that may be carried forward to offset any taxable capital gains if necessary. This capital loss carryforward begins to expire in the year 2004 if it is not used.

    Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced investment activities.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees -- International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC") is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the annual rate of 0.40%. The Fund paid ISI $233,075 for advisory services for the year ended March 31, 1997. As compensation for its administrative services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the annual rate of 0.20%. The Fund paid ICC $116,538 for administrative services for the year ended March 31, 1997.

    ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 1.25% of the Fund's average daily net assets. For the year ended March 31, 1997, ISI waived fees of $129,197 and ICC waived fees of $64,599.

    As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $55,309 for accounting services for the year ended March 31, 1997.

    As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $71,408 for transfer agent services for the year ended March 31, 1997.

    As compensation for providing distribution services, the Fund pays Armata Financial Corp., an affiliate of ICC, an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the year ended March 31, 1997, distribution fees were $233,075. As of April 1, 1997, ISI Group Inc. will serve as the Fund's distributor.

    The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1997 was approximately $4,900, and the accrued liability was approximately $9,300.

Notes to Financial Statements (concluded)


C. Capital Share Transactions -- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

D. Investment Transactions -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $2,170,926 and sales of investment securities aggregated $4,821,151 for the year ended March 31, 1997. Purchases of U.S. government obligations aggregated $17,693,008 and sales of U.S. government obligations aggregated $20,322,904 for the period.

    On March 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $158,350 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,600,487.

E. Forward Currency Exchange Contracts -- Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of March 31, 1997.

F.  Net Assets -- On March 31, 1997, net assets consisted of:

    Paid-in capital...................   $ 54,545,689

    Accumulated net realized loss
      from security and foreign
      currency transactions...........     (1,135,206)

    Unrealized depreciation of
      investments.....................     (1,442,137)

    Unrealized translation loss.......         (2,545)
                                         ------------
                                         $ 51,965,801
                                         ============


    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.

Report of Independent Accountants


To the Shareholders and Directors of
North American Government Bond Fund, Inc.:

     We have audited the accompanying statement of net assets of North American Government Bond Fund, Inc. as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North American Government Bond Fund, Inc. as of March 31, 1997 and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
May 2, 1997

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